UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2025

Bitwise 10 Crypto Index ETF

(Exact name of registrant as specified in its charter)

Delaware	000-56270	82-3002349
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

250 Montgomery Street, Suite 200 San Francisco, California	94104
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (415) 707-3663

Bitwise 10 Crypto Index Fund

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest of Bitwise 10 Crypto Index ETF	BITW	NYSE Arca, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Capitalized terms used and not defined herein have the meanings ascribed to them in the Prospectus dated December 8, 2025 (File No. 333-287889), filed on December 9, 2025 with the Securities and Exchange Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended (the “Prospectus”), which is attached hereto as Exhibit 99.1.

Item 1.01 Entry into a Material Definitive Agreement.

On December 8, 2025, Bitwise Investment Advisers, LLC (the “Sponsor”) announced that the Bitwise 10 Crypto Index ETF (the “Trust”) completed its conversion to an exchange-traded fund (the “Conversion”). Pursuant to the Conversion, the Trust entered into several new material service provider agreements, including the Cash Custody Agreement; the Marketing Agent Agreement; the Custodian Agreement, the Prime Execution Agreement, the Trade Financing Agreement, the Transfer Agency and Services Agreement; the Fund Administration and Accounting Agreement; the Co-Transfer Agency and Registrar Services Agreement; an Authorized Participant Agreement with each of the Trust’s Authorized Participants; and a Master Purchase and Sale Agreement for Digital Assets with each of the Trust’s Trading Counterparties. A description of the material terms of each of these agreements is included in the Prospectus.

Item 8.01 Other Events

On December 8, 2025, the Shares were approved by the NYSE Arca, Inc. (the “Exchange”) for listing and trading on the Exchange. The Shares will begin trading on the Exchange on December 9, 2025. Following the completion of the conversion, the Sponsor caused the Trust to withdraw the Shares from quotation on OTCQX.

As a result of the Conversion, Shares may only be created and redeemed by Authorized Participants as described in the Prospectus.

Shareholders are encouraged to the read the Prospectus for a description of the Trust’s operations as an exchange-traded product following the Conversion.

Item 9.01 Financial Statements and Exhibits

3.1	First Amended and Restated Trust Agreement (incorporated by reference to Exhibit 3.1 of the Registration Statement on Form S-3 filed by the Registrant on December 4, 2025).
3.2	Certificate of Amendment to the Certificate of Trust (incorporated by reference to Exhibit 3.3 of the Registration Statement on Form S-3 filed by the Registrant on December 4, 2025).
10.5	Prime Execution Agreement (with Custodian Agreement and Trade Financing Agreement included as an exhibit thereto) (incorporated by reference to Exhibit 10.1 of the Registration Statement on Form S-3 filed by the Registrant on August 25, 2025).
10.6	Transfer Agency and Services Agreement (incorporated by reference to Exhibit 10.3 of the Registration Statement on Form S-3 filed by the Registrant on August 25, 2025).
10.7	Marketing Agent Agreement (incorporated by reference to Exhibit 10.4 of the Registration Statement on Form S-3 filed by the Registrant on August 25, 2025).
10.8	Cash Custody Agreement (incorporated by reference to Exhibit 10.5 of the Registration Statement on Form S-3 filed by the Registrant on August 25, 2025).
10.9	Form of Authorized Participant Agreement (incorporated by reference to Exhibit 10.6 of the Registration Statement on Form S-3 filed by the Registrant on August 25, 2025).
10.10	Form of Master Purchase and Sale Agreement for Digital Assets (incorporated by reference to Exhibit 10.7 of the Registration Statement on Form S-3 filed by the Registrant on September 10, 2025).
10.11	Fund Administration and Accounting Agreement (incorporated by reference to Exhibit 10.7 of the Registration Statement on Form S-3 filed by the Registrant on August 25, 2025).
10.12	Co-Transfer Agency and Registrar Services Agreement (incorporated by reference to Exhibit 10.8 of the Registration Statement on Form S-3 filed by the Registrant on August 25, 2025).
99.1	Prospectus filed by the Registrant pursuant to Rule 424(b)(3), dated December 8, 2025.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 9, 2025	Bitwise 10 Crypto Index ETF
Bitwise Investment Advisers, LLC, as Sponsor of Bitwise 10 Crypto Index ETF

	By:	/s/ Paul Fusaro
	Name	Paul Fusaro
	Title:	Chief Operating Officer and Secretary (Principal Executive Officer)*

*	As the Registrant is a Trust, this report is being filed on behalf of the Registrant by Bitwise Investment Advisers, LLC in its capacity as the Sponsor of the Registrant. The identified person signing this report is signing in that person’s capacity as an authorized officer of Bitwise Investment Advisers, LLC.

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